Neustar to Acquire TARGUSinfo © Neustar Inc. / All Rights Reserved October 11, 2011 Exhibit 99.3

Forward Looking Statements
© Neustar Inc. / All Rights Reserved
These slides and the accompanying oral presentation contain forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements about the company’s expectations, beliefs and business results in the future.  The company has attempted, whenever possible, to identify these forward-looking statements using words such as “may,” “will,” “should,” “projects,” “estimates,” “expects,” “plans,” “intends,” “anticipates,” “believes”
and variations of these words and similar expressions.  Similarly, statements herein that describe the company’s business strategy, prospects, opportunities, outlooks, objectives, plans, intentions or goals are also forward-looking statements.  The company cannot assure you that its expectations will be achieved or that any deviations will not be material.  Forward-looking statements are subject to many assumptions, risks and uncertainties that may cause future results to differ materially from those anticipated. Among the important factors that could cause future events or results to vary from those addressed in the forward-looking statements include without limitation, risks and uncertainties arising from the possibility that the closing of the transaction may be delayed or may not occur; difficulties with the integration process or the realization of the benefits of the transaction; the uncertainty of future revenue and profitability and potential fluctuations in operating results due to such factors as disruptions to the company’s operations or modifications to or terminations of material contracts; general economic conditions in the regions and industries in which Neustar and
TARGUSinfo operate; and regulatory matters involving antitrust and other issues that could affect the closing of the
transaction.   More information about potential factors that could affect the company’s business and financial results is included in its filings with the Securities and Exchange Commission, including, without limitation, the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and subsequent periodic and current reports.  All forward-looking statements are based on information available to the company on the date of this presentation, and the company undertakes no obligation to update any of the forward-looking statements after the date of this presentation.  Statements regarding previously issued guidance speak only as of the date such guidance was issued and this information is not being updated or confirmed in this presentation.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURE
Neustar reports its results in accordance with generally accepted accounting principles in the United States (GAAP).  Throughout this document, Neustar is providing certain non-GAAP financial measures.  Neustar cautions investors that the non-GAAP financial measures presented are intended to supplement Neustar’s GAAP results and are not a substitute for such results.  Additionally, the non-GAAP financial measures used by Neustar may differ from the non-GAAP financial measures used by other companies.

Today’s Announcement
© Neustar Inc. / All Rights Reserved
(1) As of September 30, 2011
(2) Excludes discretionary compensation associated with a 2010 TARGUSinfo recapitalization event
Definitive agreement to acquire privately-held TARGUSinfo
• Leading provider of real time, on-demand information and analytics services
•
Expands recurring and growing revenue base, strong cash flow generation and enhances strategic position within growing market
– Latest twelve months
(1)
(LTM) revenue of $149 million, 20% year-over-year growth
LTM adjusted EBITDA margin of 45%
(2)
Cash transaction of $650 million, including repayment of outstanding debt
• Customary adjustments at closing for cash and working capital
• Acquisition to be funded with cash on hand and committed credit facility
Transaction expected to be at least $0.20 accretive to Neustar EPS in 2012, excluding impact of amortization of intangibles and financing fees
Expected to close in fourth quarter of 2011
–

Why TARGUSinfo?
© Neustar Inc. / All Rights Reserved
Creates a leader in information and analytics services
• Provides value-added decision-making data and analytical tools for customers
• Leverages patented processes and predictive analytics assets
Strong strategic fit
Creates multiple opportunities for incremental growth
• Expanded distribution channels
• Cross-selling / up-selling opportunities
• Deeper service portfolio for all types of carriers
• Combination of assets enables broader predictive analytics capabilities
Diversifies revenue while maintaining high margins and continued growth
• Combined LTM revenue of $732M and adjusted EBITDA of $327M
Adds experienced management team with a demonstrated record of innovation
•
Near-adjacency with similar business model and financial profile
•
Low execution/integration risk

TARGUSinfo at a Glance
© Neustar Inc. / All Rights Reserved
A leading provider of on-demand identification, verification, scoring, and local search solutions
• Access to over 200 sources of data, creating the most reliable, trusted and comprehensive data repository
• Processes over 100 billion real-time queries annually
• Extensive portfolio of patents
Operates in large, growing markets
• U.S. online display advertising market estimated to reach $12.3 billion in 2011
(1)
• U.S. online local directories and search market estimated at $2.6 billion in 2010
(2)
• U.S. online lead generation market estimated at $1.3 billion in 2010
(3)
Broad, diverse customer base
• Recurring revenues provide strong visibility
• Over 800 customers in diversified customer segments – cable, telecom, financial services, e-commerce, retail, education, and government
• Strategic partnerships – search engines, ad networks, and clearinghouses
Founded in 1993 and headquartered in Northern Virginia
• Approximately 460 employees
(1) Source: eMarketer
(2) Source: Industry Survey conducted by PricewaterhouseCoopers and sponsored by Interactive Advertising Bureau
(3) Source: Industry Survey conducted by PricewaterhouseCoopers and sponsored by Interactive Advertising Bureau

Who is TARGUSinfo?
Just Like Neustar….   TARGUSinfo Provides Real Intelligence For Better Business Decisions
© Neustar Inc. / All Rights Reserved
N
On what network does this
phone number terminate?
What is the most
efficient network path?
Is my on-line storefront
performing optimally?
Is my website providing
relevant information?
Who is on the other end
of my transaction?
How do I get someone to the
correct store location?
How do I interact with
customers and sell more
effectively?
Is the information provided
from the consumer accurate?

Who is TARGUSinfo?
Overview of Services
© Neustar Inc. / All Rights Reserved
Solutions
(% LTM Revenues
(1)
)
Services Customer Segments
Largest independent provider of Caller ID
• Cable companies
• Telecom operators
• Wireless providers
Link  phone number to name and address in real-time
Real-time geographic call routing based on address identifier
Links phone number to name /address for direct mail
• Call centers
• Direct response marketers
• Call centers
• Direct response marketers
• Telecom companies
• Call centers
• Utilities
Verifies and supplements prospective leads’ name and address
Qualifies and scores online leads
Enables businesses to manage and enhance their online identity
Provides online audience information
• Marketing companies
• Education
• Insurance companies
• Enhancement to “On-
Demand Verification”
• Ad agencies
• Ad networks
• Publishers
• Local/national businesses
• Local search engines
Enhanced Directory Assistance and White Pages listings
• White pages / yellow pages
providers
• Marketing companies
Description
Caller Name:
On-Demand
Identification:
On-Demand Location:
Second Approach:
On-Demand Verification:
On-Demand Scoring:
AdAdvisor:
Localeze:
Amacai:
(1) As of September 30, 2011
Identification
and Location
(64%)
Lead
Verification,
Authentication
and Scoring
(19%)
Directory
Services
(17%)

Neustar and TARGUSinfo Value Proposition
© Neustar Inc. / All Rights Reserved
• 2.9B global telephone numbers
• 2.8B global IP addresses
• 5.3M global domain names
• 11,000 customers
• 5,700 carrier customers
• 4,300 global customers
• 1,400 brand marketers
• Numbering
• Order management
• IP services
• DNS and monitoring
• Domain name registries
• Common short codes
• IP Geolocation
• 200 data sources
• 14M business listings
• 400M household listings
• 800 customers
• 200 distribution channel
partners
• 150+ search engines
• Major social networks
• Caller name
• Enhanced caller ID
• Directory assistance
• AdAdvisor
• Lead Verification
• Directory Services
Creates
unmatched scale
Enables predictive
analytics
Enhances cross-selling
and up-selling
Expands distribution
channels
Deepens service
portfolio for all types
of carriers
Accelerates
development of
services in large, high
growth markets
Assets
Customers
Carrier
Services
Enterprise
Services

Combined Company Overview
Strong margins, more efficient capital structure
© Neustar Inc. / All Rights Reserved
• Adjusted EBITDA margins of combined entity consistent with Neustar’s historical performance
• More efficient capital structure, resulting in increased shareholder value
• Maintains flexibility with leverage capacity
© Neustar Inc. / All Rights Reserved
(1)
Reflects the post-close $600M Term Loan, use of cash for this acquisition, and payment of estimated financing and closing costs of approximately $49.0 million.  Cash and investments have not been adjusted to reflect the additional $250M share repurchase program.
(2)
Consists of capital leases of $6M.
(3)
Reflects post-close debt position (including $600M Term Loan and undrawn Revolving Credit Facility) plus a portion of existing cash.
LTM  September 30, 2011 Metrics Neustar TARGUSinfo Combined
LTM Revenue (millions) $583 $149 $732
LTM Adjusted EBITDA (millions) $260 $67 $327
% Adjusted EBITDA Margin 45% 45% 45%
Cash and investments (millions) $410 $23 $311 (1)
Total Debt  (millions) $6 (2) $165 $606 (3)
Total Debt / LTM Adjusted EBITDA 0.0x 2.4x 1.9x
Net Debt / LTM  Adjusted EBITDA NM 2.1x 0.9x (3)

REVENUE ($M)

Adjusted EBITDA ($M)

'06 – '10 CAGR: 12%
+
'06 – '10 CAGR: 11%
=
'06 – '10 CAGR: 12%
'06 – '10 CAGR: 13%
+
'06 – '10 CAGR: 12%
=
'06 – '10 CAGR: 13%

neustar

TARGUSinfo

Combined Company Overview
Enhanced Scale and Strong Growth
© Neustar Inc. / All Rights Reserved
Neustar TARGUSinfo Combined Company
Neustar Carrier Services
Neustar Enterprise Services TARGUSinfo
(2)
(2)
(1) Adjusted for a legal contingency favorably resolved in 2008
(2) Adjusted for discretionary compensation associated with a 2010 recapitalization event
(2) (2)
YoY:
20%
YoY:
28%
YoY:
9%
YoY:
15%
YoY:
12%
YoY:
13%
(1) (1) (1) (1)
© Neustar Inc. / All Rights Reserved
0
200
400
600
800
2006 2007 2008 2009 2010 LTM
0
50
100
150
200
2006 2007 2008 2009 2010 LTM
0
200
400
600
800
2006 2007 2008 2009 2010 LTM
0
100
200
300
400
2006 2007 2008 2009 2010 LTM
0
25
50
75
100
2006 2007 2008 2009 2010 LTM
0
100
200

2006 2007 2008 2009 2010 LTM

11
Takeaways
Compelling Strategic and Financial Benefits
© Neustar Inc. / All Rights Reserved
Immediately accretive on
a Non-GAAP basis
Maintains strong revenue growth
and high margins
Recurring revenues
Enhanced scale and diversification
More efficient capital structure
Creates a leading information
and analytics services provider
New services in large high
growth markets
Cross-selling and up-selling
opportunities
Expanded distribution
Track record of innovation
Minimal execution risk
Strategic Benefits Financial Benefits

Appendix © Neustar Inc. / All Rights Reserved 12

Non-GAAP Reconciliation
© Neustar Inc. / All Rights Reserved
Reconciliation to adjusted EBITDA from continuing operations
(1) The amounts expressed in this column are derived from Neustar’s audited consolidated financial statements for the year ended December 31, 2010.  Results related to Neustar’s Converged
Messaging Services business for prior periods have been reclassified to discontinued operations.
(2) The amounts expressed in this column are derived from Targus Information Corporation’s audited consolidated financial statements for the year ended December 31, 2010.
(3) The amounts expressed in this column do not reflect pro forma purchase accounting adjustments required to present the acquisition as of the beginning of each respective period.
(4) Includes management transition costs of $6.0 million for restructuring and severance costs.
(5) EBITDA margin is a measure of EBITDA from continuing operations as a percentage of total revenue.
13
Year Ended December 31, 2010 Last Twelve Months Ended September 30, 2011
Neustar
(1)
TARGUSinfo (2)
Combined
Company (3) Neustar TARGUSinfo
Combined
Company (3)
(dollars in thousands)
(unaudited)
Revenue $          520,866 $             130,431 $          651,297 $          583,137 $             149,302 $          732,439
Income from continuing operations $          124,028 $                24,569 $          148,597 $          136,212 $                26,452 $          162,664
Add: Depreciation and amortization 32,861 4,039 36,900 38,054 3,894 41,948
Add: Other expense (income) (587) (118) (705) (230) 10,527 10,297
Add:
Provision for income taxes, continuing
operations 82,282 15,120 97,402 85,772 15,846 101,618
EBITDA from continuing operations 238,584 43,610 282,194 259,808 56,719 316,527
Add: Discretionary compensation --- 10,747 10,747 --- 10,747 10,747
Adjusted EBITDA from continuing operations $          238,584
(4)
$               54,357 $          292,941 $          259,808
(4)
$               67,466 $          327,274
Adjusted EBITDA margin
(5)
46% 42% 45% 45% 45% 45%